                                                                   EXHIBIT 10.13

                      ASSIGNMENT AND ASSUMPTION AGREEMENT



     This Assignment and Assumption Agreement (the "Agreement") is entered into as of August 6, 1999, by and between Heilig-Meyers Company ("Heilig") and Mattress Discounters Corporation ("Mattress"), a wholly-owned subsidiary of Heilig, and states as follows:


                                   RECITALS
                                   --------


     A. The Company, Heilig-Meyers Associates, Inc. ("Oldco") and MD Acquisition Corporation ("Buyer") are parties to a Transaction Agreement dated as of May 28, 1999 (the "Transaction Agreement").

     B. Pursuant to the Transaction Agreement, Heilig will contribute all of the stock of Mattress to Oldco, and Buyer will merge into Oldco (the "Sale"). As a result of the Sale, Mattress will cease to be a wholly owned subsidiary of Heilig.

     C. Heilig has agreed to pay special bonuses to certain employees of Mattress in connection with the Sale.

     D. The parties desire to assign to Mattress the obligation to pay all or a portion of the special bonuses.

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

          1. Assignment. Heilig hereby assigns and transfers to Mattress its
             ----------
     obligation to pay the bonus amounts set forth on Appendix A.

          2. Assumption. Mattress hereby assumes, undertakes and agrees to pay
             ----------
     the bonus amounts set forth on Appendix A.

          3. Retained Obligations. Heilig agrees to retain the obligation to pay
             --------------------
     the bonus amounts set forth on Appendix B.



                           *     *     *     *     *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date set forth above.


                                          HEILIG-MEYERS COMPANY


                                                /s/ R. B. Goodman
                                          By:___________________________

                                                 Executive Vice President and
                                                 Chief Financial Officer
                                          Title:________________________



                                                MATTRESS DISCOUNTERS
                                                CORPORATION


                                                /s/ R. B. Goodman
                                          By:___________________________

                                                 Senior Vice President
                                          Title:________________________

                                   APPENDIX A
                                   ----------


                 Bonus Payment Obligations Assumed by Mattress
                 ---------------------------------------------


                    Steve Lytell                $2,000,000
                    Jon Studner                  1,000,000
                    Ray Bojanowski                 450,000
                    Tom Budsock                    150,000
                    Rich Branch                    175,000
                    Bob Gorney                      50,000
                                                ----------

                    Total Payment               $3,825,000
                                                ==========

                                   APPENDIX B
                                   ----------


                  Bonus Payment Obligations Retained by Heilig
                  --------------------------------------------


                    Steve Lytell                 $  968,000
                    Jon Studner                   1,280,000
                    Denny Latham                     15,000
                                                 ----------

                    Total Payment                $2,263,000
                                                 ==========

                                       4